INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Net operating loss carryover	$ 5,914	$ 3,873
Tax credits	114	328
Valuation allowance	(6,028)	(4,201)
Net deferred tax assets	$ 0	$ 0
Statutory federal income tax rate	(34.00%)	(34.00%)
State income taxes, net of federal taxes	0.00%	0.00%
Non-deductible items	10.00%	8.00%
Valuation allowance	24.00%	26.00%
Effective income tax rate	0.00%	0.00%